Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Long-Short Equity Fund

(formerly AMG FQ U.S. Equity Fund)

Supplement dated August 31, 2017 to the Statement of Additional Information, dated February 27, 2017, as supplemented June 16, 2017

The following information supplements and supersedes any information to the contrary relating to AMG FQ Long-Short Equity Fund (formerly AMG FQ U.S. Equity Fund) (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “Existing SAI”), dated as noted above.

EFFECTIVE AUGUST 31, 2017, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE EXISTING SAI. SHARES OF THE FUND WILL BE OFFERED UNDER A NEW SEPARATE STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), DATED AUGUST 31, 2017.

The New Statement of Additional Information contains important information about the Fund. All interested persons and prospective shareholders may visit https://investor.amgfunds.com/prospectus_annual_reports or call AMG Funds LLC, the investment manager of the Fund, toll-free at 800.835.3879 to obtain copies of the New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST446